SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

   [X] Preliminary information statement.    [ ] Confidential, for use of the Commissioner
   [ ] Definitive information statement.     only (as permitted by Rule 14c-5(d)(2))



                           WILSHIRE MUTUAL FUNDS, INC.
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

       [X] No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

                  (1) Title of each class of securities to which transaction applies: N/A

                  (2) Aggregate number of securities to which transaction applies: N/A

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

                  (4) Proposed maximum aggregate value of transaction: N/A

                  (5) Total fee paid: $0

       [ ] Fee paid previously with preliminary materials. N/A

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid: N/A

                  (2) Form, Schedule or Registration Statement No.:  N/A

                  (3) Filing Party:  N/A

                  (4) Date Filed:  N/A

                IMPORTANT NEWS ABOUT WILSHIRE MUTUAL FUNDS, INC.






March 30, 2005


Dear Stockholders of the Large Company Value and Small Company Growth
Portfolios:


The Board of Directors of Wilshire Mutual Funds, Inc. (the "Company") has unanimously approved the appointment of Pzena Investment Management, LLC as an additional sub-adviser to the Large Company Value Portfolio effective December 30, 2004. The Board has also approved the appointment of Kalmar Investment Advisers as an additional sub-adviser to the Small Company Growth Portfolio effective December 30, 2004.

Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") and Alliance Capital Management, LP will continue as sub-advisers to portions of the Large Company Value Portfolio, and LA Capital will continue as a sub-adviser to a portion of the Small Company Growth Portfolio, along with the new sub-advisers. Wilshire Associates Incorporated, the Company's investment adviser, continues to oversee the sub-advisers.

The next few pages of this package feature more information about the new sub-advisers, including their investment processes and styles. Please take a few moments to read them and call us at 1-888-200-6796 if you have any questions.

On behalf of the Board of Directors, I thank you for your continued investment in Wilshire Mutual Funds.

Sincerely,



Lawrence Davanzo

President

                           WILSHIRE MUTUAL FUNDS, INC.


                              INFORMATION STATEMENT


                             TO STOCKHOLDERS OF THE

                          LARGE COMPANY VALUE PORTFOLIO
                                       AND
                         SMALL COMPANY GROWTH PORTFOLIO


This document is an Information Statement and is being furnished to stockholders of the Large Company Value Portfolio and the Small Company Growth Portfolio (collectively, the "Portfolios"), each a series of Wilshire Mutual Funds, Inc. (the "Company"), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the "SEC"). Wilshire Associates Incorporated ("Wilshire") serves as the investment adviser for the Company. The exemptive order permits Wilshire and the Board of Directors of the Company (the "Board") to employ additional sub-advisers, terminate sub-advisers, or modify sub-advisory agreements without prior approval of the Company's stockholders.

Under the SEC order, if Wilshire and the Board retain a new sub-adviser or materially change an existing sub-advisory agreement between Wilshire and a sub-adviser, Wilshire is required to provide an Information Statement to stockholders of the affected portfolios of the Company explaining any changes and disclosing the aggregate fees paid to the sub-advisers as a result of those changes. The Board reviews the sub-advisory agreements annually.

This Information Statement will be mailed on or about March 30, 2005 to the stockholders of the Portfolios of record as of January 31, 2005 (the "Record Date"). The Portfolios will bear the expenses incurred in connection with preparing this Information Statement. As of the Record Date, 2,706,912.023 shares of the Large Company Value Portfolio and 801,119.411 shares of the Small Company Growth Portfolio were issued and outstanding. Information on stockholders who owned beneficially more than 5% of the shares of each Portfolio as of the Record Date is set forth in Appendix A. To the knowledge of Wilshire, the executive officers and directors of the Company as a group owned less than 1% of the outstanding shares of each Portfolio and of the Company as of the Record Date.



                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.

APPOINTMENT OF NEW SUB-ADVISERS TO THE COMPANY

On December 6, 2004, the Board approved Pzena Investment Management, LLC ("Pzena") to provide sub-advisory services with respect to a portion of the Large Company Value Portfolio commencing on December 30, 2004. Pzena joins Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") and Alliance Capital Management, LP ("Alliance"), the current sub-advisers of the Large Company Value Portfolio, which continue to provide sub-advisory services with respect to portions of the Portfolio.

The Board also approved Kalmar Investment Advisers ("Kalmar") (collectively, with Pzena, the "New Sub-Advisers," and together with LA Capital and Alliance, the "Sub-Advisers") to provide sub-advisory services with respect to a portion of the Small Company Growth Portfolio commencing on December 30, 2004. Kalmar joins LA Capital, the current sub-adviser of the Small Company Growth Portfolio, which will continue to provide sub-advisory services with respect to a portion of the Portfolio. Wilshire continues to oversee all of the sub-advisers to all of the Portfolios.

No officers or Directors of the Company are officers, employees, directors, general partners or shareholders of either of the New Sub-Advisers. In addition, since January 1, 2004, the beginning of the Company's last fiscal year, no Director of the Company has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which any of the New Sub-Advisers, any parent or subsidiary of the New Sub-Advisers or any subsidiary of a parent of such entities was or is to be a party.

At its December 6, 2004 meeting, in connection with its review of the Company's sub-advisory agreements with the New Sub-Advisers, the Board evaluated information provided by Wilshire and the New Sub-Advisers in accordance with
Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"). The Board considered a number of factors in approving each of the new sub-advisory agreements, including the favorable past performance records of similar accounts managed by personnel of the New Sub-Advisers who would be managing the Portfolios, fees charged to comparable clients, and information regarding the New Sub-Advisers' respective ownership structures, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices, and investment philosophies and processes. The Board also reviewed presentations by Wilshire regarding the comprehensive screening process it used to recommend each of the New Sub-Advisers. Because of the current asset size of each of the Large Company Value and Small Company Growth Portfolios, the Board did not believe Wilshire would realize any economies of scale in acting as investment adviser to the Portfolios.

Based on their review, the Board determined that the fees under the new sub-advisory agreements were fair and reasonable for the services provided by each of the New Sub-Advisers to the respective Portfolios and that it would be in the best interests of the Portfolios and their respective stockholders to enter into the new sub-advisory agreements. The Board also determined that the total investment advisory fees for each of the Portfolios continued to be competitive with fees paid by other similar mutual funds to other advisers.

PZENA INVESTMENT MANAGEMENT LLC

Wilshire has entered into a sub-advisory agreement with Pzena, effective December 30, 2004, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board.

Pzena's investment team for its large capitalization portfolios consists of Richard S. Pzena, John P. Goetz and A. Rama Krishna, CFA. Mr. Pzena is the founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986. Mr. Goetz is a Managing Principal and
Co-Chief Investment Officer of the firm. Prior to joining Pzena in 1996, Mr. Goetz held a range of positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco's $1 billion polypropylene business. His prior positions include strategic planning, joint venture investments and project financing in various oil and chemical businesses. Mr. Krishna is a Managing Principal and a Portfolio Manager of Large Cap Value of the firm. Prior to joining Pzena in 2003, Mr. Krishna was Chief Investment Officer and a member of the Citigroup Management Committee at Citigroup Asset Management. He was previously Director of International Equity Research, Portfolio Manager, International Equities and Chief Investment Officer, Emerging Markets Equities at Alliance Capital Management in New York, London and Tokyo. Pzena is located at 120 West 45th Street, 34th Floor, New York, New York 10036, and as of January 31, 2005 managed approximately $11.0 billion in assets.

Pzena has a "classic" value investment philosophy; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. The firm applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company's problems are temporary, the company's management has a viable strategy to generate earnings recovery, and Pzena believes meaningful downside protection exists in case the earnings recovery does not materialize. Pzena believes that a concentrated portfolio focused exclusively on companies such as these will generate meaningful returns for long-term investors. Pzena generally sells a security when it reaches Pzena's estimate of its fair value, when Pzena believes there are more attractive opportunities, or there is a change in the issuer's fundamental characteristics.

KALMAR INVESTMENT ADVISERS

Wilshire has entered into a sub-advisory agreement with Kalmar, effective December 30, 2004, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Board.

Ford Draper, Jr., Dana Walker and Greg Hartley lead Kalmar's investment team. Mr. Draper is the President and Chief Investment Officer of Kalmar and has 38 years of experience in investment research and portfolio management. He founded Kalmar in 1996 and Kalmar Investments, Inc., an affiliated investment adviser which provides investment management services to separately managed accounts, in 1982, and has conducted research on a broad range of business models covering most sectors in the economy. Mr. Walker joined Kalmar in 1986 and has 23 years experience in investment research and management. He focuses on the retail, health care, manufacturing and materials sectors with a special knowledge of filtration, distribution-based business and certain areas of business service. Mr. Hartley joined Kalmar in 1993 and has 22 years of experience in investment research and management. His investment focus is on financial services, retail, industrial, technology, and transportation/logistics sectors. Messrs. Draper, Walker and Hartley are currently supported by six analysts. Kalmar is located at 3701 Kennett Pike, Wilmington, Delaware 19807, and as of February 28, 2005 the firm and its affiliates managed approximately $2.0 billion in assets (of which approximately $712 million was managed by Kalmar).

Kalmar uses a "growth-with-value" approach to small company investing, which seeks to identify high quality, vigorously growing businesses before they are widely discovered by other institutional investors. Kalmar's intent is to make longer-term investments in companies that are adding significant value to their businesses by purchasing securities of such companies at inefficient valuation levels that Kalmar expects to rise to complement the companies' gains in business value, as their success prompts a discovery cycle among other investors.

Kalmar's investment team generates potential investment ideas using a variety of overlapping search techniques including knowledge of the small company universe resulting from the investment team's substantial research experience and meeting directly with management of small companies. Investment research at the firm is primarily "bottom-up" analysis of companies as the investment team looks for such criteria as proven and sustainable double-digit growth in revenue and earnings per share ("EPS") together with a stock that it considers at least reasonably priced to under-valued relative to EPS, cash flow, revenues and enterprise value. Through the bottom-up stock selection process, Kalmar seeks to avoid concentrated sector bets and to diversify investments both by company size and company growth character. Kalmar's sell discipline is driven by the firm's ongoing research and judgment of the evolving reward-to-risk relationship with respect to each holding.

AGGREGATE FEES

Wilshire's annual advisory fees for the Large Company Value and Small Company Growth Portfolios are 0.75% and 0.85% of the respective Portfolios' average daily net assets. For the fiscal year ended December 31, 2004, the Company paid Wilshire $445,811 in advisory fees for the Large Company Value Portfolio and $103,427 in advisory fees for the Small Company Growth Portfolio. The advisory fees paid with respect to the Small Company Growth Portfolio reflect a voluntary waiver by Wilshire of 0.60% of average daily net assets which was effective until July 22, 2004. Effective July 22, 2004, Wilshire has voluntarily waived advisory fees and reimbursed expenses of the Small Company Growth Portfolio so that total annual portfolio operating expenses will not exceed 1.50% for each class of shares. For the fiscal year ended December 31, 2004, Wilshire reimbursed expenses of the Small Company Growth Portfolio in the amount of $38,529. Wilshire will not seek recoupment from the Company for expenses previously waived or reimbursed.

For the fiscal year ended December 31, 2004, the aggregate sub-advisory fees paid by Wilshire to the Sub-Advisers with respect to the Large Company Value Portfolio and the Small Company Growth Portfolio were $151,006 and $12,264, respectively. These aggregate fees represent 0.25% of the average net assets of the Large Company Value Portfolio and 0.10% of the average net assets of the Small Company Growth Portfolio. With the addition of Pzena and Kalmar, the annual aggregate fees paid by Wilshire with respect to the Large Company Value Portfolio and the Small Company Growth Portfolio will be approximately 0.55% and 0.38% of the respective Portfolios' average net assets.

All sub-advisory fees will be paid by Wilshire and not the Company. The fees paid by Wilshire to each Sub-Adviser depend on the fee rates negotiated by Wilshire and on the percentage of the respective Portfolio's assets allocated to the Sub-Adviser by Wilshire. Because Wilshire pays the Sub-Advisers' fees out of its own fees received from the Portfolios, there is no "duplication" of advisory fees paid. THERE WILL BE NO INCREASE IN ADVISORY FEES TO THE PORTFOLIOS AND THEIR STOCKHOLDERS IN CONNECTION WITH THE ADDITION OF THE NEW SUB-ADVISERS TO THE PORTFOLIOS.

TERMS OF NEW SUB-ADVISORY AGREEMENTS

The new sub-advisory agreements will continue in force until March 31, 2006, unless sooner terminated as provided in certain provisions contained in those agreements. Each such sub-advisory agreement will continue in force from year to year thereafter with respect to each Portfolio so long as it is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act.

Each of the new sub-advisory agreements will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to the relevant Portfolio at any time without payment of any penalty by Wilshire or the appropriate Sub-Adviser on sixty days prior written notice to the other party. Each of the sub-advisory agreements may also be terminated with respect to the relevant Portfolio at any time without payment of any penalty by action of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio (as defined by the 1940 Act) on sixty days prior written notice to the appropriate Sub-Adviser by the Company. A sub-advisory agreement also may be terminated with respect to the relevant Portfolio at any time upon written notice, without payment of any penalty, by Wilshire, the Board, or a vote of a majority of the outstanding voting securities of such Portfolio if the appropriate Sub-Adviser or any officer or director of the Sub-Adviser has breached any representation or warranty in the sub-advisory agreement or has taken any action which results in a material breach of the covenants of the Sub-Adviser under the sub-advisory agreement. Each sub-advisory agreement will automatically terminate with respect to the relevant Portfolio if the Investment Advisory Agreement between Wilshire and the Company with respect to such Portfolio is terminated, assigned or not renewed.

ADDITIONAL DISCLOSURE REGARDING THE NEW SUB-ADVISERS


PZENA. Pzena Investment Management, LLC was founded in 1995 and is owned by Richard S. Pzena, John P. Goetz and William L. Lipsey.

The names and principal occupations of the principal executive officers and each managing principal of Pzena, all located at 120 West 45th Street, 34th Floor, New York, New York 10036, are listed below:


--------------------------- ----------------------------------------------------------------------
  NAME                        TITLE / PRINCIPAL OCCUPATION
--------------------------- ----------------------------------------------------------------------
 Richard S. Pzena            Managing Principal, Chief Executive Officer and Co-Chief Investment
                             Officer
--------------------------- ----------------------------------------------------------------------
 John P. Goetz               Managing Principal and Co-Chief Investment Officer
--------------------------- ----------------------------------------------------------------------
 Amelia C. Jones             Managing Principal, Operations and Administration and Voting Member
--------------------------- ----------------------------------------------------------------------
 William L. Lipsey           Managing Principal, Marketing and Client Services
--------------------------- ----------------------------------------------------------------------
 A. Rama Krishna             Managing Principal and Large Cap Portfolio Manager
--------------------------- ----------------------------------------------------------------------
 Katherine K. Grier          Principal, General Counsel and Chief Compliance Officer
--------------------------- ----------------------------------------------------------------------

The following information was provided by Pzena regarding the Liberty All-Star Equity Fund, for which Pzena acts as a sub-adviser and which has an investment objective similar to that of the Large Company Value Portfolio:

        --------------------------- ---------------- ------------------
         AVERAGE WEEKLY NET ASSETS   FEE RATE         NET ASSETS AS OF
                                                      12/31/04
        --------------------------- ---------------- ------------------
        --------------------------- ---------------- ------------------
         First $400 million          0.400%           $284,900,852
         Next $400 million           0.360%
         Next $400 million           0.324%
         Over $1.2 billion           0.292%
        --------------------------- ---------------- ------------------

The following information was provided by Pzena regarding the John Hancock Classic Value Fund, a non-diversified series of John Hancock Capital Series for which Pzena acts as sole sub-adviser and which has an investment objective similar to that of the Large Company Value Portfolio:

 ------------------------------------ ------------ ---------------------------
  AVERAGE DAILY NET ASSETS             FEE RATE     NET ASSETS AS OF 12/31/04
 ------------------------------------ ------------ ---------------------------
  First $500,000,000                   0.4250%      $2,051,419,345
  $500,000,001 to $1,000,000,000       0.3825%
  $1,000,000,001 to $1,500,000,000     0.3400%
  $1,500,000,001 to $2,000,000,000     0.2975%
  In excess of $2,000,000,001          0.2550%
 ------------------------------------ ------------ ---------------------------

The following information was provided by Pzena regarding the John Hancock Trust Classic Value Trust Series I (formerly known as Manufacturers Investment Trust Classic Value Trust), an open-end investment company for which Pzena acts as sub-adviser and which has an investment objective similar to that of the Large Company Value Portfolio:

     ------------------------------------- ------------------------------
      FEE SCHEDULE                          NET ASSETS AS OF 12/31/04
     ------------------------------------- ------------------------------
      1.00 % per annum on the first         $14,421,587
      $30,000,000 of assets managed and
      0.75% thereafter
     ------------------------------------- ------------------------------

Pzena has not waived, reduced or otherwise agreed to reduce its compensation under any of the contracts for the funds referred to above.

KALMAR. Kalmar Investment Advisers was formed in 1996 and is owned by each of the persons indicated as a "Direct Owner" in the table below.

The names and principal occupations of the principal executive officers and each director of Kalmar, all located at 3701 Kennett Pike, Wilmington, Delaware 19807, are listed below:


---------------------------------------- ------------------------------------------------------
 NAME                                    TITLE / PRINCIPAL OCCUPATION
---------------------------------------- ------------------------------------------------------
Ford B. Draper, Jr.                      President, Chairman, Trustee and Direct Owner
---------------------------------------- ------------------------------------------------------
Dana F. Walker                           Portfolio Manager, Research Analyst and Direct Owner
---------------------------------------- ------------------------------------------------------
Gregory A. Hartley                       Portfolio Manager, Research Analyst and Direct Owner
---------------------------------------- ------------------------------------------------------
Ford B. Draper, III                      Managing Director and Direct Owner
---------------------------------------- ------------------------------------------------------
Avery L. Draper                          Trader and Direct Owner
---------------------------------------- ------------------------------------------------------
Brian D. Draper                          Vice President and Trustee
---------------------------------------- ------------------------------------------------------
Verna E. Knowles                         Treasurer and Direct Owner
---------------------------------------- ------------------------------------------------------
Marjorie L. McMenamin                    Secretary and Direct Owner
---------------------------------------- ------------------------------------------------------
Gregory S. Travers                       Research Analyst and Direct Owner
---------------------------------------- ------------------------------------------------------
Steffen J. Torres                        Research Analyst and Direct Owner
---------------------------------------- ------------------------------------------------------
Nancy M. Romito                          Client Services Director and Direct Owner
---------------------------------------- ------------------------------------------------------
Jeffrey O. Stroble                       Client Services Director and Direct Owner
---------------------------------------- ------------------------------------------------------

The following information was provided by Kalmar regarding the Kalmar "Growth-with-Value" Small Cap Fund, a series of Kalmar Pooled Investment Trust for which Kalmar acts as investment adviser and which has an investment objective similar to that of the Small Company Growth Portfolio:

        ----------------------------------- --------------------------
        FEE SCHEDULE                        NET ASSETS AS OF 12/31/04
        ----------------------------------- -------------------------
        1.00% of average daily net assets   $373 Million
        ----------------------------------- --------------------------

The following information was provided by Kalmar regarding The Managers Small Company Fund, a series of The Managers Fund for which Kalmar acts as a sub-adviser and which has an investment objective similar to that of the Small Company Growth Portfolio:

        ----------------------------------- ---------------------------
        FEE SCHEDULE                        NET ASSETS AS OF 12/31/04
        ----------------------------------- ---------------------------
        0.50% of average net assets         $28 Million
        ----------------------------------- ---------------------------

Kalmar has not waived, reduced or otherwise agreed to reduce its compensation under any of the contracts for the funds referred to above.

                               GENERAL INFORMATION

The principal executive offices of the Company and Wilshire are located at 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401. The Company's administrator and transfer and dividend disbursing agent is PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. The Company's distributor is PPPC Distributors, Inc., located at the same address. The Company's custodian is Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675. Counsel to Company and the independent Board members is Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.


THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO STOCKHOLDERS OF THE COMPANY UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE MUTUAL FUNDS, INC., C/O PFPC INC., P.O. BOX 9807, PROVIDENCE, RHODE ISLAND 02940, OR BY CALLING 1-888-200-6796.

                                   APPENDIX A

           STOCKHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE LARGE COMPANY VALUE PORTFOLIO
                             INVESTMENT CLASS SHARES

------------------------------------- ----------------------------------------
                                      PERCENTAGE OF SHARES OWNED AS OF
STOCKHOLDER NAME AND ADDRESS          JANUARY 31, 2005
------------------------------------- ----------------------------------------
Horace Mann Life Insurance Company
1 Horace Mann Plaza                                  35.9802%
Springfield, IL 62715
------------------------------------- ----------------------------------------
Charles Schwab & Co.
Attn:  Mutual Funds Dept.                            25.0933%
Reinvest Account
101 Montgomery Street
San Francisco, CA  94104
------------------------------------- ----------------------------------------
North Fork Bank Corp, Inc.
North Fork Bank Trust Dep. Trustee                    9.2205%
275 Broadhollow Road
Melville, NY  11747
------------------------------------- ----------------------------------------


           STOCKHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE LARGE COMPANY VALUE PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

------------------------------------- ----------------------------------------
                                      PERCENTAGE OF SHARES OWNED AS OF
STOCKHOLDER NAME AND ADDRESS          JANUARY 31, 2005
------------------------------------- ----------------------------------------
National Investor Services
55 Water Street, 32nd Floor                           7.7601%
New York, NY  10041
------------------------------------- ----------------------------------------


           STOCKHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE SMALL COMPANY GROWTH PORTFOLIO
                             INVESTMENT CLASS SHARES

------------------------------------- ----------------------------------------
                                      PERCENTAGE OF SHARES OWNED AS OF
STOCKHOLDER NAME AND ADDRESS          JANUARY 31, 2005
------------------------------------- ----------------------------------------
Charles Schwab & Co.                                 52.7358%
Attn: Mutual Funds
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104
------------------------------------- ----------------------------------------
Horace Mann Life Insurance Company                   18.4450%
1 Horace Mann Plaza
Springfield, IL 62715
------------------------------------- ----------------------------------------

           STOCKHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE SMALL COMPANY GROWTH PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

------------------------------------- ----------------------------------------
                                      PERCENTAGE OF SHARES OWNED AS OF
STOCKHOLDER NAME AND ADDRESS          JANUARY 31, 2005
------------------------------------- ----------------------------------------
NFSC FEBO #613-021202
Charles Thessing                                     18.2951%
FBO Edward Ruff Fam. Memorial
Sacred Heart Catholic High School
506 E. Broadway Street
Morrilton, AR 72110
------------------------------------- ----------------------------------------
LPL Financial Services                               11.0059%
A/C 1773-8086
9785 Towne Centre Drive
San Diego, CA 92121-1968
------------------------------------- ----------------------------------------
Pershing  LLC                                        10.3513%
P.O. Box 2052
Jersey City, NJ 07303-9998
------------------------------------- ----------------------------------------
LPL Financial Services                               10.3261%
A/C 1479-1616
9785 Towne Centre Drive
San Diego, CA 92121-1968
------------------------------------- ----------------------------------------
LPL Financial Services                               9.5707%
A/C 1467-4661
9785 Towne Centre Drive
San Diego, CA 92121-1968
------------------------------------- ----------------------------------------
LPL Financial Services                               6.7955%
A/C 4530-8255
9785 Towne Centre Drive
San Diego, CA 92121-1968
------------------------------------- ----------------------------------------
NFSC FEBO #AEW-090336
NFS/FMTC ROLLOVER IRA                                6.4607%
FBO Robert Roark
P.O. Box 41
Gales Creek, OR 97117
------------------------------------- ----------------------------------------